UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2026

VROOM, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39315	90-1112566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Mercantile Dr.
Fort Worth, Texas		76137
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (518) 535-9125

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	VRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Amendment to Warehouse Credit Facility One

On May 29, 2026, Vroom, Inc. (the “Company”) through its wholly-owned subsidiaries, United Auto Credit Corporation (“UACC”) and UACC Auto Financing Trust IV (the “Trust IV”), entered into Amendment No. 28 (“Amendment No. 28”) to that certain Warehouse Agreement, dated as of November 19, 2013 (as amended, “Warehouse Credit Facility One”), by and among the Trust IV, as borrower, UACC, as servicer and custodian, the lenders party thereto, the agents party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

Amendment No. 28 extends the Commitment Termination Date (as defined in Warehouse Credit Facility One) from June 2, 2026 to July 2, 2026. All other material terms of the Warehouse Credit Facility One remain unchanged.

Amendment to Warehouse Credit Facility Two

On May 29, 2026, the Company’s wholly-owned subsidiaries, UACC and UACC Auto Financing Trust V (the “Trust V”), entered into Amendment No. 10 (the “Amendment No. 10”) to that certain Amended and Restated Warehouse Agreement, dated as of March 29, 2021 (as amended, the “Warehouse Credit Facility Two”), by and among the Trust V, as borrower, UACC, as servicer, custodian, and sole certificate holder, the lenders from time to time parties thereto, and Capital One, N.A., as administrative agent. Amendment No. 10 is effective as of March 31, 2026. Defined terms used but not defined in this Current Report on Form 8-K have the meaning set forth in Warehouse Credit Facility Two.

Amendment No. 10, among other changes, and subject to its terms and conditions, (i) reduced the advance rate applicable to certain receivables; (ii) reduced the Minimum Tangible Net Worth covenant; (iii) added undrawn committed availability under the Senior Secured Delayed Draw Convertible Note due 2032 to what constitutes Available Liquidity; and (iv) updated the undrawn availability under the Mudrick Capital Facility. All other material terms of the Warehouse Credit Facility Two remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VROOM, INC.

Date:	June 3, 2026	By:	/s/ Thomas Shortt
Thomas Shortt Chief Executive Officer